EXHIBIT 2.1

                               STATE OF DELAWARE
                           CERTIFICATE OF OWNERSHIP

                                                         SUBSIDIARY INTO PARENT
                                                                    Section 253
                           CERTIFICATE OF OWNERSHIP
                                    MERGING
                               DS HOLDING, INC.
                                     INTO
                              FM DS HOLDING, INC.


      (Pursuant to Section 253 of the General Corporation Law of Delaware)
FM DS Holding, Inc., a corporation incorporated on the 13th day of March, 2000, pursuant to the provisions of the General Corporation Law of the State of
Delaware:

     DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of DS Holding, Inc., a corporation incorporated on the 13th day of March, 2000 in the State of Delaware, pursuant to the provisions of the General Corporation Law, and that this corporation, by unanimous consent of its Board of Directors duly executed on the 25th day of May, 2000, determined to and did merge into itself said DS Holding, Inc.

1. Attached hereto is a copy of the Consent in Lieu of Meeting of the Board of Directors of FM DS Holding, Inc., a Delaware corporation (the "Company"), approving the merger of DS Holding, Inc., a Delaware corporation, with and into the Company.

2.   This unanimous consent was executed on May 25th, 2000.

3. The Company owns one hundred percent (100%) of the issued and outstanding shares of DS Holding, Inc.

     IN WITNESS WHEREOF, said FM DS Holding, Inc. has caused its corporate seal to be affixed and this certificate to be signed by John C. Burns, an authorized officer, this 25th day of May, 2000.

                                                  /s/ JOHN C. BURNS
                                                  ----------------------------
                                                  JOHN C. BURNS
                                                  President

                      CERTIFICATE OF OWNERSHIP AND MERGER

     Pursuant to Sections 253 and 103 of Title 8 of the Delaware Code, the undersigned hereby executes this Certificate of Ownership and Merger (the "Certificate").

1. Attached hereto is a copy of the resolutions of the Board of Directors of FM DS Holding, Inc., a Delaware corporation (the "Corporation"), approving the merger of DS Holding, Inc., a Delaware corporation, with and into the Corporation.

2.   These resolutions were adopted on May 25th, 2000.

3. The Company owns one hundred percent (100%) of the issued and outstanding shares of DS Holding, Inc.

DATED this 25th day of May, 2000.

                                        /s/ JOHN C. BURNS
                                        ----------------------------
                                        JOHN C. BURNS
                                        In his capacity as President of
                                        FM DS Holding, Inc.

STATE OF NEW JERSEY   )
                      )ss.
COUNTY OF SOMERSET    )

     I certify that I know or have satisfactory evidence that JOHN C. BURNS is the person who appeared before me, and said person acknowledged that the facts stated therein are true and that he signed this instrument under oath and stated he was authorized to execute the instrument and acknowledged it as the President of FM DS Holding, Inc., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     GIVEN under my hand and official seal this 25th day May, 2000.

                                    /s/
                                    -----------------------------
                                    [illegible]
                                    NOTARY PUBLIC OF NEW JERSEY
                                    MY COMMISSION EXPIRES MARCH 19, [illegible]

                          Consent in Lieu of Meeting
                           Of the Board of Directors

     The undersigned, constituting the entire Board of Directors of FM DS Holding, Inc., a Delaware corporation (the "Corporation"), hereby unanimously consent to and adopt, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the following resolutions:

     WHEREAS the Corporation lawfully owns one hundred percent (100%) of the outstanding stock of DS Holding, Inc., a corporation organized and existing under the laws the State of Delaware; and

     WHEREAS, the Corporation desires to merge into itself the said DS Holding, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said DS Holding, Inc.;

     Now, THEREFORE, BE IT RESOLVED, that the Corporation merge into itself said DS Holding, Inc., and assumes all of its liabilities and obligations; and

     FURTHER RESOLVED, that an authorized officer of the Corporation be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said DS Holding, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the Recorder of Deeds of New Castle County; and

     FURTHER RESOLVED, that the officers of the Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

     IN WITNESS WHEREOF, we have hereunto signed our names this 25th day of May, 2000.


/s/ John C. Burns                            /s/ Thomas Tubridy
---------------------------                  ---------------------------
    John C. Burns                                Thomas Tubridy


/s/ Ronald J. Gizzi
---------------------------
    Ronald J. Gizzi

                               STATE OF DELAWARE
                           CERTIFICATE OF OWNERSHIP

                                                         SUBSIDIARY INTO PARENT
                                                                    Section 253

                           CERTIFICATE OF OWNERSHIP
                                    MERGING
                              FM DS HOLDING, INC.
                                     INTO
                              FORMICA CORPORATION


      (Pursuant to Section 253 of the General Corporation Law of Delaware) Formica Corporation, a corporation incorporated on the 8th day of December, 1969, pursuant to the provisions of the General Corporation Law of the State of
Delaware:

     DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of FM DS Holding, Inc., a corporation incorporated on the 13th day of March, 2000 in the State of Delaware, pursuant to the provisions of the General Corporation Law, and that this corporation, by unanimous consent of its Board of Directors duly executed on the 25th day of May, 2000, determined to and did merge into itself said FM DS Holding, Inc., which resolution is in the following words to wit:

     WHEREAS the Corporation lawfully owns one hundred percent (100%) of the outstanding stock of FM DS Holding, Inc., a corporation organized and existing under the laws the State of Delaware; and

     WHEREAS, the Corporation desires to merge into itself the said FM DS Holding, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said FM DS Holding, Inc.;

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation merge into itself said FM DS Holding, Inc., and assumes all of its liabilities and obligations; and

     FURTHER RESOLVED, that an authorized officer of the Corporation be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said FM DS Holding, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

     FURTHER RESOLVED, that the officers of the Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said Formica Corporation has caused its corporate seal to be affixed and this certificate to be signed by David Schneider, an authorized officer, this 25th day of May, 2000.

                                                  /s/ DAVID SCHNEIDER
                                                  -----------------------------
                                                  DAVID SCHNEIDER
                                                  Vice President
STATE OF NEW JERSEY    )
                       ) ss.
COUNTY OF SOMERSET     )

     I certify that I know or have satisfactory evidence that DAVID SCHNEIDER is the person who appeared before me, and said person acknowledged that the facts stated therein are true and that he signed this instrument under oath and stated he was authorized to execute the instrument and acknowledged it as the Vice President of Formica Corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     GIVEN under my hand and official seal this 25th day May, 2000.

                                        /s/
                                        -----------------------------
                                        [illegible]
                                        NOTARY PUBLIC OF NEW JERSEY
                                        MY COMMISSION EXPIRES MARCH [illegible]